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                                                                 EXHIBIT 10.27.1

                                   AMENDMENT

This AMENDMENT is to the License Agreement dated as of November 6, 1997 (hereinafter, the Agreement) between U. S. Bioscience, Inc. (hereinafter, Licensor) and Scherico, Ltd. (hereinafter, Licensee), and is effective as of January 13, 1998.

Any terms used herein which are defined in the Agreement shall have the meanings ascribed to them in the Agreement.

If there is a conflict between a provision of the Agreement and this Amendment, then this Amendment shall prevail.

The parties hereto agree to amend the Agreement as follows:

1.   A new Section 2.8 is hereby added to the Agreement as follows:

               2.8 Licensee shall have the right to expand the Territory to include the countries of Saudi Arabia, Jordan and United Arab Emirates upon the lapse of preexisting rights to commercialize the Products that have been granted by Licensor to Al-Haya Medical Company, Al-Faiasel Drugstore and Pharmatrade (Abu Dhabi), respectively. Licensor shall notify Licensee if the right to commercialize the Products in any such country becomes available, and Licensee shall thereafter have thirty (30) days in which to elect to include such country within the Territory under the terms of this Agreement.

2. Annex II is hereby amended by the addition of the following countries to the Territory:

     Kuwait
     Qatar
     Oman
     Bahrain
     Lebanon
     Syria

3. For the countries listed in paragraph 2 above, the notification period provided in Section 2.7 of the Agreement is hereby waived, and it is agreed that the Licensee shall immediately file applications for the Trademark(s) pursuant to Section 2.7 of the Agreement.

This Amendment, to the extent set forth herein, amends, modifies and supplements the Agreement. Except as expressly modified herein, all of the terms and provisions of the Agreement remain in full force and effect and cannot be amended, modified or changed in any way whatsoever except by a written instrument duly executed by the parties hereto.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives on the dates indicated below.



U.S. BIOSCIENCE, INC.                      SCHERICO, LTD.


By:     /s/ Barbara Deptula                By:     /s/ Hans-Jorg Kummer
   ------------------------------------       ---------------------------------


Title:  VP Licensing & Bus. Development    Title:      Director
       --------------------------------          ------------------------------

Date:       January 13, 1998               Date:       January 29, 1998
       --------------------------------         -------------------------------






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